Non-current assets	12 Months Ended
Dec. 31, 2021
Non-current assets held for sale
Non-current assets	Non-current assets
The detail of Non-current assets held for sale in the consolidated balance sheets is as follows:

EUR million
	2021	2020	2019
Tangible assets	4,089	4,445	4,588
Of which:
Foreclosed assets	3,651	4,081	4,485
Of which property assets in Spain*	3,120	3,485	3,667
Other tangible assets held for sale	438	364	103
Other assets	—	—	13
Total	4,089	4,445	4,601
*    During 2019, the sale of real estate assets to Cerberus from foreclosures materialized, generating losses of EUR 180 million.
At 31 December 2021, the allowances recognised for the total non-current assets held for sale represented 48% (48% at 31 December 2020 and 2019). The charges recorded in those years amounted to EUR 239 million, EUR 250 million and EUR 279 million, respectively, and the recoveries during these exercises are amounted to EUR 98 million, EUR 35 million and EUR 133 million, respectively.